UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 26, 2004

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2004; Commission File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ended March 31, 2004 and March 31, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the periods ended June 30, 2004 and June 30, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004); and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-115858) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Structured Asset Securities Corporation Mortgage Pass- Through Certificates Series 2004-17XS, and shall be deemed to be part hereof and thereof.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of KPMG LLP, Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Daniel E. Israeli

       Name: Daniel E. Israeli

       Title:   Vice President

Dated:  August 26, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of KPMG LLP,

      6

Independent Registered
Public Accounting Firm

Exhibit 23      Consent of KPMG LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-115858) of Structured Asset Securities Corporation (the “Registrant”) and in the Prospectus and Prospectus Supplement of the Registrant relating to Structured Asset Securities Corporation Mortgage Pass- Through Certificates Series 2004-17XS (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated August 26, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes in Ambac Assurance Corporation’s method of accounting for variable interest entities and stock-based compensation.

/s/  KPMG LLP

New York, New York

August 26, 2004